2019 Annual Meeting May 22, 2019

Important Notices Forward-Looking Statements This presentation, other written or oral communications, and our public documents to which we refer contain or incorporate by reference certain forward-looking statements which are based on various assumptions (some of which are beyond our control) and may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” or similar terms or variations on those terms or the negative of those terms. Actual results could differ materially from those set forth in forward-looking statements due to a variety of factors, including, but not limited to, changes in interest rates; changes in the yield curve; changes in prepayment rates; the availability of mortgage-backed securities (“MBS”) and other securities for purchase; the availability of financing and, if available, the terms of any financing; changes in the market value of our assets; changes in business conditions and the general economy; our ability to grow our commercial real estate business; our ability to grow our residential credit business; our ability to grow our middle market lending business; credit risks related to our investments in credit risk transfer securities, residential mortgage-backed securities and related residential mortgage credit assets, commercial real estate assets and corporate debt; risks related to investments in mortgage servicing rights; our ability to consummate any contemplated investment opportunities; changes in government regulations or policy affecting our business; our ability to maintain our qualification as a REIT for U.S. federal income tax purposes; and our ability to maintain our exemption from registration under the Investment Company Act of 1940, as amended. For a discussion of the risks and uncertainties which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in our most recent Annual Report on Form 10-K and any subsequent Quarterly Reports on Form 10-Q. We do not undertake, and specifically disclaim any obligation, to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements, except as required by law. We routinely post important information for investors on our website, www.annaly.com. We intend to use this webpage as a means of disclosing material, non-public information, for complying with our disclosure obligations under Regulation FD and to post and update investor presentations and similar materials on a regular basis. Annaly encourages investors, analysts, the media and others interested in Annaly to monitor the Investors section of our website, in addition to following our press releases, SEC filings, public conference calls, presentations, webcasts and other information we post from time to time on our website. To sign-up for email-notifications, please visit the “Email Alerts” section of our website, www.annaly.com, under the “Investors” section and enter the required information to enable notifications. The information contained on, or that may be accessed through, our webpage is not incorporated by reference into, and is not a part of, this document. Past performance is no guarantee of future results. There is no guarantee that any investment strategy referenced herein will work under all market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. To the extent that this material contains reference to any past specific investment recommendations or strategies which were or would have been profitable to any person, it should not be assumed that recommendations made in the future will be profitable or will equal the performance of such past investment recommendations or strategies. 2 © Copyright 2019 Annaly Capital Management, Inc. All rights reserved.

Annaly is a Leading Diversified Capital Manager

The **Annaly Agency Group** invests in Agency MBS collateralized by residential mortgages which are guaranteed by Fannie Mae, Freddie Mac or Ginnie Mae

Assets[1]	$119.5bn
Capital[2]	$11.3bn
Sector Rank[3]	#1/7
Strategy	Countercyclical / Defensive
Levered Returns[4]	10% – 12%

The **Annaly Residential Credit Group ("ARC")** invests in Non-Agency residential mortgage assets within the securitized product and whole loan markets

Assets[1]	$3.4bn
Capital[2]	$1.3bn
Sector Rank[3]	#8/14
Strategy	Cyclical / Growth
Levered Returns[4]	9% – 12%



Agency
Residential Credit
Commercial Real Estate
Middle Market Lending
ANNALY
Assets: $126.8bn(1)
Market Cap: $13.9bn

Assets[1]	$2.1bn
Capital[2]	$0.9bn
Sector Rank[3]	#9/16
Strategy	Cyclical / Growth
Levered Returns[4]	9% – 11%

The **Annaly Commercial Real Estate Group ("ACREG")** originates and invests in commercial mortgage loans, securities and other commercial real estate debt and equity investments

Assets	$1.8bn
Capital[2]	$1.3bn
Sector Rank[3]	#7/44
Strategy	Non-Cyclical / Defensive
Levered Returns[4]	10% – 12%

The **Annaly Middle Market Lending Group ("AMML")** provides financing to private equity backed middle market businesses across the capital structure

Source: Bloomberg and Company filings. Market data as of May 13, 2019. Financial data as of March 31, 2019.
Detailed endnotes and a glossary of defined terms are included at the end of this presentation.

Represents credit business

3

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Annaly Investment Thesis | Top 10 Reasons to Invest in Annaly Annaly’s track-record, combined with overall diversification, operating efficiency and market leading corporate responsibility and governance practices set us apart in today’s broader market Growth Strategies Corporate Responsibility Operating & Investment Platform & Performance & Governance 7 1 Diversified 4 Corporate Governance Shared Capital Growth & Income Model 8 Human Capital 2 Size, Financing & 5 Risk-Adjusted Returns Liquidity 9 Responsible Investments 3 6 Value of Our Scalable Operational Efficiency 10 Platform Ownership Culture 4 © Copyright 2019 Annaly Capital Management, Inc. All rights reserved.

1 Diversified Shared Capital Model Our four diversified strategies allow us to take advantage of opportunities in the market unique to Annaly Our diversification strategy consists of 37 investment options 2013 2014 2015 2016 2017 2018 Commercial Completed Securitized Residential Agency and Healthcare Real Estate Repositioning of Non-Agency Whole Loans Non-Agency CRE (Internalization) Agency Portfolio MBS and MSRs CMBS/CMBX Additions Notable Product 37 36 29 26 16 13 2013 2014 2015 2016 2017 2018 Agency ARC ACREG AMML Total Number of Investment Options Source: Company filings. Note: Investment options are as of December 31 for each respective year. 5 © Copyright 2019 Annaly Capital Management, Inc. All rights reserved.

2

Size, Financing & Liquidity

Since Annaly announced the acquisition of Hatteras Financial Corp. in April 2016, the number of mREITs has decreased by 15% while the sector market capitalization has grown ~$26 billion[1]



$15,000
$12,000
$9,000
$6,000
$3,000
$0
Market Cap ($mm)
NLY
AGNC
NRZ
STWD
BXMT
TWO
CIM
MFA
ARI
NRF
CLNY
IVR
LADR
PMT
RWT
TRTX
ABR
HTS
NYMT
CYS
KREF
ARR
GPMT
CMO
STAR
MTGE
RC
MITT
WMC
DX
ACRE
AMTG
ANH
XAN
ORC
CHMI
DS
AJX
RASF
IMH
ORM
EARN
SACH
HCFT
LOAN
BMNM
ORGN
VRTB
Annaly
Agency
Hybrid
Commercial
Removed
Added
Acquired by Annaly

✓ Growth

Annaly's market capitalization has **increased by nearly 45%** since the acquisition of Hatteras in April 2016

✓ Consolidation

During the same time period, Annaly completed the **acquisition of MTGE Investment Corp., its 3rd acquisition since 2013**

✓ Size

Annaly's market capitalization is **greater than the aggregate market capitalization of the 21 smallest mREITs**

Source: Bloomberg and Company filings. Market data as of May 13, 2019.
Note: No outline denotes either a reduction in market cap or no change to market cap from April 8, 2016 to May 13, 2019. Removed companies include companies that have been acquired, are the subject of an announced acquisition or those that have been removed from the index. Companies that have been added to the BBREMTG Index from April 8, 2016 to May 13, 2019 include AJX, GPMT, HCFT, KREF, LADR, LOAN, SACH and TRTX and are shown in green.
Detailed endnotes and a glossary of defined terms are included at the end of this presentation.

6

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2 Size, Financing & Liquidity (*cont'd*)

Annaly's diversified financing sources and liquidity provide the Company with unique competitive advantages

Financing Options

Available Financing Options	Agency	Residential Credit	Commercial Real Estate	Middle Market Lending
In-House Broker-Dealer	✓			
Street Repo	✓	✓	✓	
Direct Repo	✓			
FHLB	✓	✓	✓	
Credit Facilities / Warehouse Financing			✓	✓
Non-Recourse Term Financing[1]		✓	✓	✓
Syndication			✓	✓
Mortgage Financing			✓	
Preferred Equity	✓	✓	✓	✓
Common Equity	✓	✓	✓	✓

Economic Leverage[2][3]

Economic leverage nearly 19% lower than Agency mREIT peers; 51% less levered across our credit investment groups than the average of the five largest peers in each sector[4]



7.0x
8.6x
1.6x
4.8x
1.2x
2.1x
0.4x
0.7x
ANNALY
Agency Avg
ARC
Hybrid Avg
ACREG
Comm'l Avg
AMML(5)
MML Avg(5)

Source: Company filings. Financial data as of December 31, 2018.
Note: Diagram is not representative of Annaly's entire list of financing options.
Detailed endnotes and a glossary of defined terms are included at the end of this presentation.

7

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3 Operational Efficiency Annaly continues to further scale its diversified platform while operating more efficiently than Yield Sectors and mREIT peers OpEx as % of Average Equity(1) 88.6%  Efficiency: More efficient than the S&P 500, Yield Sectors and mREIT peers by 30x, 20x and 2x, respectively 55.2% 51.6% Yield Sectors(2): 37.1% 27.6% 12.2% 5.7% 1.8% 3.8% NLY mREIT Peers Equity REITs MLPs Select Financials Utilities Consumer Staples S&P 500 Source: Bloomberg and Company filings. Financial data as of December 31, 2018. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. 8 © Copyright 2019 Annaly Capital Management, Inc. All rights reserved.

4 Growth & Income Annaly continues to grow through strategic acquisitions, partnerships and expanded origination capabilities Since January 2016, Annaly has grown its market cap by $5.0bn, or 56%, and declared Recent External and Organic Growth over $4.7bn in dividends to shareholders while the 2s-10s curve has flattened by 83% Activity May 13, 2019 Total Return(1) 46% 3 $15.0 Market $7.00 Transformational acquisitions since Cap $13.9bn 2013, with a combined deal value 121.8 bps of $3.3 billion(3) Acquisitions $14.0 $6.00 $13.9bn $13.0 $4.7bn $5.00 $12.0 $4.00 20+ Partnerships across our $11.0 $3.00 Partnerships four investment groups $10.0 $2.00 $8.9bn $9.0 $1.00 ~$5 billion 21.1 bps of whole loans, CMBS and equity $8.0 – assets originated or purchased Originations (4) Dec-15 Mar-16 Jun-16 Sep-16 Dec-16 Mar-17 Jun-17 Sep-17 Dec-17 Mar-18 Jun-18 Sep-18 Dec-18 Mar-19 since the beginning of 2018 2s-10s Treasury Curve Market Cap Cumulative Dividends Declared(2) Source: Bloomberg. Market data as of May 13, 2019. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. 9 © Copyright 2019 Annaly Capital Management, Inc. All rights reserved.

5 Risk-Adjusted Returns Annaly’s high LTM pre-tax margin and low beta demonstrate the stability and efficiency of its model LTM Pre-Tax Margin(1) 61.2% 47.2% 30.2% 28.2% 21.1% 21.1% Yield Sectors(2): 22.5% 17.7% 15.0% NLY mREIT Peers Equity REITs Select Financials MLPs Consumer Staples Utilities S&P 500 Beta 1.13 0.98 1.00 Yield Sectors(2): 0.86 0.76 0.64 0.75 0.67 0.52 Annaly mREIT Peers Equity REITs Select Financials MLPs Consumer Staples Utilities S&P 500 Source: Bloomberg. Financial data as of December 31, 2018. Market data as of May 13, 2019. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. 10 © Copyright 2019 Annaly Capital Management, Inc. All rights reserved.

6 Value of Our Scalable Platform Annaly’s market cap per employee is 13.5x higher than the average of ten leading companies(1) across the S&P 500 and Yield Sectors, while trading at a significantly lower multiple Market Cap Per Employee ($mm/Employee) Represents P/E Ratio $81.7 48.5x 25.2x 20.9x 19.1x 19.2x (3) 15.3x $14.6 14.2x 13.7x 11.9x 10.8x $10.8 $8.9 $8.0 $7.2 $6.5 (2) 1.0x $1.6 $1.4 $1.4 $0.1 Annaly Facebook Simon Enterprise Google Microsoft Apple Verizon JP Morgan Amazon Walmart Property Products Group Partners Source: Bloomberg. Market data as of May 13, 2019. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. 11 © Copyright 2019 Annaly Capital Management, Inc. All rights reserved.

7 Corporate Governance Annaly’s key Board composition metrics compare favorably to the average of peers as well as the broader market Board Independence Percent of Board with Tenure of 5 Years or Less 84% 82% 45% 48% 33% 73% Proxy Peer Group S&P 500 Average(2) Proxy Peer Group S&P 500 Average (2) Average (1) Average (1) Distribution of S&P 500 Companies by Representation of Women on Board % Women on the Board(3) 45% 9 companies in the S&P 500 have the same 211 representation of women on the board as Annaly and only 10 have representation greater than 45% 26% 22% 127 90 30 23 10 8 1 Proxy Peer Group S&P 500 Average(2) Average (1) Source: ISS Corporate Solutions, company filings and Bloomberg. Data reflects most recently available disclosure, unless otherwise noted. Note: Annaly Board metrics reflect Continuing Directors. Proxy Peer Group board metrics reflect expected composition of board following each company’s 2019 annual meeting (and assumes all nominees are elected). Detailed endnotes and a glossary of defined terms are included at the end of this presentation. 12 © Copyright 2019 Annaly Capital Management, Inc. All rights reserved.

8 Human Capital Our people are our greatest asset and we are committed to a culture of ownership, inclusion and excellence Development & Retention Ownership Culture Diversity & Inclusion 100% 0 2x of employees are eligible to participate in Shares of Annaly stock have Selected as a member of the Bloomberg 10 unique learning and development been sold by current NEOs Gender-Equality Index (2018 & 2019) programs across the Company 85% 95% 51% Overall employee favorability score in of CEO’s voluntary $15mm stock of employees identify as women or 2018 engagement survey(1), a 25% purchase commitment has been executed racially diverse increase since 2015 and all has been in the open market(3) 7% 54% 45% Voluntary turnover rate in 2018 of Annaly employees of Continuing Directors compares favorably to financial sector own Annaly stock(4) are women rates of 17%(2) Note: Company statistics as of December 31, 2018, unless otherwise noted. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. 13 © Copyright 2019 Annaly Capital Management, Inc. All rights reserved.

9 Responsible Investments Through our investment strategies, we finance housing across the country, support the vitality of local communities and contribute to strengthening the long-term growth of the economy in a number of different ways Dedicated Social Impact JVs & & $25 Million Joint Venture(1) $25 Million Joint Venture(2) Supporting community development in underserved Supporting affordable housing and other community cities across the country development projects in Washington, D.C Announced November 2017 Announced January 2019 Impact of Portfolio Financed Financed over Invested over 750k 18 $1.6bn community development projects homes for Americans and their (4) employing 1,200 employees and families across 50 states in middle market businesses and representing 500k square feet in commercial real estate that underserved communities through 3.8 mm additional homes support key pillars of the U.S. (6) social impact joint ventures(3) supported through Annaly’s economy investments in CRT securities(5) Source: Company filings. Financial data as of March 31, 2019. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. 14 © Copyright 2019 Annaly Capital Management, Inc. All rights reserved.

10 Ownership Culture Since the beginning of 2014, all Annaly management stock purchase activity has been in the open market and none of our current executives have sold a share of Annaly stock since that time The sector has sold over $181mm and been granted $413mm in stock, while only having purchased $63mm in the open market ($ in millions) (1) (1) (2) $68.1 $24.7 $23.9 ($24.5) $10.5 ($7.7) ($5.0) $3.4 $2.7 $0.0 $0.0 $0.9 (1) (1) (2) (1) (1) (2) (1) (1) (2) (1) (1) (2) Buy Grant / Sell Buy Grant / Sell Buy Grant / Sell Buy Grant / Sell Option Buy Option Buy Option Buy Option Buy (3) (3) (3) Annaly Avg. Agency mREIT Avg. Hybrid mREIT Avg. Commercial mREIT (Top 6) (Top 6) (Top 6) Source: SNL Financial, Bloomberg, Company Filings (Section 1b Filings). Note: Data shown from December 31, 2013 to May 15, 2019. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. 15 © Copyright 2019 Annaly Capital Management, Inc. All rights reserved.

Annaly vs. Other Yield Sectors | Relative Valuation Annaly’s strong risk-adjusted performance compares favorably to other yield sectors, yet valuation still lags Total Shareholder Return(1) Treynor Ratio(2): Performance vs. Beta Price to Book 72% 70% 70% 5.5x 67% 61% 15.9 53% 11.9 10.7 10.3 38% (3) Yield Sectors : 40% 8.0 7.8 3.3x 5.3 Yield Sectors(3): 5.5 Yield Sectors(3): 2.7x 2.4x 2.1x 2.0x 1.4x 1.0x 1.0x (21%) (6.7) Source: Bloomberg. Market data as of May 13, 2019. Detailed endnotes and a glossary of defined terms are included at the end of this presentation. 16 © Copyright 2019 Annaly Capital Management, Inc. All rights reserved.

Annaly’s Performance Supported by Growth in Institutional Sponsorship Management’s global engagement efforts, with over 325 one-on-one meetings since 2015, have resulted in expanded sponsorship by top institutions globally Shareholder Sponsorship Global Sponsorship Non-Traditional Sponsorship SWF, Pension, Endowment, Family Office Annaly Top 10 Holdings as % of Institutional Ownership Non-U.S. Holdings as % of Institutional Ownership Holdings as % of Institutional Ownership 53% 23% 14% 47% 19% 19% 43% 41% 18% 39% 36% 34% 9% 12% 7% 9% 6% 4% 3% 3% 2% 2006 2008 2010 2012 2014 2016 2018 2006 2008 2010 2012 2014 2016 2018 2006 2008 2010 2012 2014 2016 2018 Number of Institutional Shareholders Number of Non-U.S. Shareholders Number of Non-Traditional Shareholders 227 536 641 755 718 754 804 18 105 163 184 201 218 235 15 29 27 37 39 44 45 Annaly’s Top 10 Shareholders as a % of institutional Non-Traditional Shareholder ownership has increased over Global Sponsorship has increased over 12x since 2006 ownership has increased by almost 1.5x since 2006 4x since 2006 Source: Shareholder data per Ipreo based on 13F filings for the quarter ended December 31, 2018. 17 © Copyright 2019 Annaly Capital Management, Inc. All rights reserved.

Annaly Strives for Best-in-Class Corporate Responsibility & Governance Practices

While ESG disclosure is emergent, the benchmarking below demonstrates Annaly's industry leading disclosures and metrics

	Metric	Disclosure	ANNALY	% of Proxy Peer Group Disclosing[1]
G	Board Refreshment Policy	Director age and/or tenure limit	Yes	
	Corporate Responsibility Board Committee	Dedicated committee established	Yes	
	Shareholder Outreach	Quantifiable disclosure of shareholder engagement	Yes	
S	Gender Diversity - Leadership	% of leadership/executives who are women[2]	33%[3]	
	Gender and Racial Diversity - Workforce	% of employees who are women or identify as racially diverse	51%[3]	[4]
	Employee Engagement Survey	Quantifiable disclosure of survey results	Yes	
	Employee Turnover	Quantifiable disclosure of turnover	Yes	
	Employee Stock Purchases	% of employees who purchase stock in open market	54%[5]	
	Socially Responsible Investing	Dedicated social impact investments or products[6]	Yes[7]	
E	Efforts to measure, reduce environmental impact	Disclosure of efforts	Yes	

Source: Company filings and company websites. Data reflects most recently available disclosure, unless otherwise noted.
Detailed endnotes and a glossary of defined terms are included at the end of this presentation.

18

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Annaly's Opportunity

Annaly is positioned to capitalize on industry and macro trends

Industry / Macro Factors	Trend Overview	Annaly Positioning
State of the Market/ Economy	▪ Economic growth is expected to slow[(1)] ▪ Investor appetite for defensive strategies has grown	✓ 40% lower beta than Yield Sectors and 50% lower than the S&P 500 ✓ Outperform cyclical sectors during periods of volatility[(2)]
Monetary Policy	▪ Fed actions and sentiment are driving markets across asset classes and sectors	✓ Unique expertise in managing aspects of Fed policy
GSE Reform	▪ Legislative reform unlikely near term but administrative reform is clear and present	✓ Annaly as a private capital solution ✓ Co-Published with NY Fed on CRT[(3)] ✓ SIFMA Advisory Council on UMBS
Banks' Reduction in Mortgage Business	▪ Banks' mortgage-related exposure trending lower as non-banks increase market shares	✓ Annaly's capital base, liquidity, REIT structure and expertise provides unique ability to own and finance mortgage assets
Consolidation	▪ Financial sector consolidation to continue, putting pressure on smaller players	✓ We operate in fragmented industries ✓ 3 acquisitions for $3.3 billion since Annaly's diversification strategy began[(4)]
Convergence	▪ New entrants to the alternative investment arena	✓ Universe of shareholders and partners has broadened
ESG	▪ Shareholders' continue to increase focus on corporate responsibility	✓ Industry leading corporate responsibility and governance practices ✓ Social impact joint ventures

Source: Company filings, Bloomberg and SNL Financial. Market data as of May 13, 2019.

Detailed endnotes and a glossary of defined terms are included at the end of this presentation.

19

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Annaly Investment Thesis | Top 10 Reasons to Invest in Annaly

Annaly's track-record, combined with overall diversification, operating efficiency and market leading corporate responsibility and governance practices set us apart in today's broader market

Operating & Investment Platform

1 Diversified Shared Capital Model
37 available investment options is nearly ***3x*** more than in 2013[1] and ***4x*** more than the current mREIT average

2 Size, Financing & Liquidity
~12x the market capitalization of the median mREIT; ***10*** distinct funding sources; and unencumbered assets of ***$9.0bn***

3 Operational Efficiency
2x more efficient than the mREIT average[2]

Growth Strategies & Performance

4 Growth & Income
Grew market cap by ***56%***, while delivering over ***$4.7bn*** in cumulative dividends since January 2016[3]

5 Risk-Adjusted Returns
Beta of ***0.52***, which over the last year has been lower than the Yield Sector average ***100%*** of the time[4]

6 Value of Our Scalable Platform
Market cap per employee is ***13.5x*** higher than the average of ten leading companies across the S&P 500 and Yield Sectors

Corporate Responsibility & Governance

7 Corporate Governance
4 new Independent Directors added since the beginning of 2018; ***45%*** of Continuing Directors are women

8 Human Capital
85% overall employee favorability score in 2018 engagement survey[5], ***up 25%*** since 2015

9 Responsible Investments
2 unique social impact joint ventures supporting community development and affordable housing

10 Ownership Culture
Since 2014, Annaly NEOs have purchased ***$25mm*** of stock and have never sold a share

Source: Bloomberg and Company filings. Financial data as of December 31, 2018. Market data as of May 13, 2019.
Detailed endnotes and a glossary of defined terms are included at the end of this presentation.

20

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Appendix

Glossary

ACREG: Refers to Annaly Commercial Real Estate Group

Agency Peers: Represents companies comprising the Agency sector within the BBREMTG Index*

AMML: Refers to Annaly Middle Market Lending Group

ARC: Refers to Annaly Residential Credit Group

BBREMTG: Represents the Bloomberg Mortgage REIT Index*

Beta: Represents Bloomberg's 'Overridable Adjusted Beta' which estimates the degree to which a stock's price will fluctuate based on a given movement in the representative market index, calculated from December 31, 2013 to May 13, 2019 with daily periodicity. S&P 500 is used as the relative index for the calculation

Commercial Peers: Represents companies comprising the commercial sector within the BBREMTG Index*

Consumer Staples: Represents the S5CONS Index*

Continuing Directors: Includes the eleven members of Annaly's Board that have been nominated for re-election at the Company's 2019 Annual Meeting of Stockholders (the "Annual Meeting"). As noted in the Company's 2019 proxy statement, Messrs. Brady and Nordberg have not been renominated as Directors and will step down from the Board following the Annual Meeting in line with the Board refreshment policy adopted in October 2018

CRT: Refers to credit risk transfer securities

Equity REITs: Represents the RMZ Index*

ESG: Refers to Environmental, Social and Governance

FHLB: Refers to the Federal Home Loan Bank

GSE: Refers to government sponsored enterprise

Hybrid Peers: Represents companies comprising the hybrid sector within the BBREMTG Index*

Managed CRE CLO: Represents managed commercial real estate collateralized loan obligation

MLPs: Represents the Alerian MLP Index*

mREITs or mREIT Peers: Represents the BBREMTG Index*

Proxy Peer Group: Represents the 23 companies defined as the "Peer Group" in the Company's 2019 proxy statement

S&P 500: Represents the S&P 500 Index*

Select Financials: Represents an average of companies in the S5FINL Index with dividend yields greater than 50 basis points higher than the S&P 500 dividend yield as of May 13, 2019

Unencumbered Assets: Represents Annaly's excess liquidity and defined as assets that have not been pledged or securitized (generally including cash and cash equivalents, Agency MBS, CRT, Non-Agency MBS, residential mortgage loans, MSRs, reverse repurchase agreements, CRE debt and preferred equity, corporate debt, other unencumbered financial assets and capital stock)

Utilities: Represents the Russell 3000 Utilities Index*

Yield Sectors or Yield Sector Peers: Representative of Consumer Staples, Equity REITs, MLPs, Select Financials and Utilities

*Represents constituents as of May 13, 2019.

22

© Copyright 2019 Annaly Capital Management, Inc. All rights reserved.

Endnotes

Page 3

1. Agency assets include to be announced ("TBA") purchase contracts (market value) and mortgage servicing rights ("MSRs"). Residential Credit assets exclude securitized debt of consolidated variable interest entities ("VIEs"). Commercial Real Estate assets exclude securitized debt of consolidated VIEs and include $118mm of unused proceeds collateral to be deployed through the managed CRE CLO during the six month, post-close ramp-up period.
2. Represents the capital allocation for each of the four investment groups and is calculated as the difference between assets and related financing. Includes TBA purchase contracts, excludes non-portfolio related activity and varies from total stockholders' equity.
3. Sector rank compares Annaly dedicated capital in each of its four investment groups as of March 31, 2019 (adjusted for P/B as of May 13, 2019) to the market capitalization of the companies in each respective comparative sector as of May 13, 2019. Comparative sectors used for Agency, Commercial Real Estate and Residential Credit ranking are their respective sector within the BBREMTG Index as of May 13, 2019. Comparative sector used for Middle Market Lending ranking is the S&P BDC Index as of May 13, 2019.
4. Levered return assumptions are for illustrative purposes only and attempt to represent current market asset returns and financing terms for prospective investments of the same, or of a substantially similar, nature in each respective group.

Page 6

1. Compares companies in the BBREMTG Index as of May 13, 2019 to the same list of companies as of April 8, 2016 (the last trading day prior to the announcement of the acquisition of Hatteras Financial Corp.).

Page 7

1. Includes Residential Credit securitizations and the managed CRE CLO.
2. "Agency Avg", "Hybrid Avg" and "Commercial Avg" include the average leverage as of December 31, 2018 of the five largest mREITs by market capitalization in their respective Agency, Hybrid and Commercial Real Estate sector within the BBREMTG Index as of May 13, 2019. "MML Avg" includes the average leverage of the five largest market cap companies in the S&P BDC Index as of May 13, 2019.
3. For Annaly, economic leverage is computed as the sum of recourse debt, TBA derivative and CMBX notional outstanding and net forward purchases (sales) of investments divided by total equity. Recourse debt consists of repurchase agreements and other secured financing (excluding certain non-recourse credit facilities). Securitized debt, certain credit facilities (included within other secured financing) and mortgages payable are non-recourse to the Company and are excluded from this measure. For peers, economic leverage is computed using similarly defined recourse debt as disclosed in each of the peers' respective public filings.
4. Does not include structural leverage.
5. Represents leverage rather than economic leverage and includes non-recourse debt.

Page 8

1. Represents operating expense as a percentage of average equity for the year ended December 31, 2018. For Annaly and mREIT Peers, operating expense is defined as: (i) for internally-managed peers, the sum of compensation and benefits, G&A and other operating expenses, less any one-time or transaction related expenses and (ii) for externally-managed peers, the sum of net management fees, compensation and benefits (if any), G&A and other operating expenses, less any one-time or transaction related expenses. Excludes companies with negative equity or operating expenses as a percent of average equity in excess of 250%.
2. Represents the average of the Yield Sectors.

Page 9

1. Total return shown since December 31, 2015.
2. The third quarter 2018 common stock dividend is represented as the aggregate $0.30 common stock dividend comprised of (i) the $0.22174 short period dividend paid on September 6, 2018 in connection with the MTGE acquisition and (ii) the $0.07826 remaining dividend paid on September 28, 2018.
3. Includes Annaly's $876mm acquisition of CreXus Investment Corp. (closed May 2013), $1,519mm acquisition of Hatteras Financial Corp. (closed July 2016) and $906mm acquisition of MTGE Investment Corp. ("MTGE") (closed September 2018).
4. Includes unfunded commitments of $283mm.

Page 10

1. LTM pre-tax margin is calculated as pre-tax income divided by total revenue or total gross interest income for each company. Companies with negative pre-tax margins are excluded from the analysis.
2. Represents the average of the Yield Sectors.

Page 11

1. Represents the largest company by market cap in each of the five Yield Sectors and the five largest companies by market cap in the S&P 500 as of May 13, 2019.
2. P/B ratio shown.
3. P/FFO ratio shown.

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1. Represents average of the companies included in the Proxy Peer Group.
2. Represents average of the S&P 500 as of May 13, 2019.
3. Represents S&P 500 constituents as of May 13, 2019.

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1. Survey results based on annual internal surveys conducted by Perceptyx from 2015 through 2018.
2. Represents average of the Bureau of Labor Statistics' Financial Activities industry sector, which consists of Finance and Insurance and Real Estate and Rental and Leasing sectors, as of December 31, 2018.
3. Reflects Kevin Keyes' open market purchases of Annaly stock through May 15, 2019.
4. Based on December 31, 2018 Annaly employee constituency (which excludes new hires since January 2018).

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1. Annaly's investment represents $20mm and Capital Impact Partners' investment represents $5mm.
2. Annaly's commitment represents $20mm and Capital Impact Partners' commitment represents $5mm.
3. Data provided by Capital Impact Partners.
4. Represents the estimated number of homes financed by Annaly's holdings of Agency MBS, residential whole loans and securities, as well as multi-family commercial real estate loans, securities and equity investments. The number includes all homes related to securities and loans wholly-owned by Annaly or one of its subsidiaries and a pro-rata share of homes in securities or equity investments that are partially owned by Annaly.
5. CRTs include the loans in the CRT reference pool for CRT securities partially-owned by Annaly. In rare cases, some individual borrowers may be counted multiple times if they are present in Annaly's holdings of multiple asset types.
6. Represents the cumulative commitment value at investment date of Annaly's commercial investments, including current and prior investments, through March 31, 2019.

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Endnotes (cont’d) Page 15 1. Values based on market price on the filing date. 2. Values based on market price on the filing date. For the purposes of the chart, the “Sell” column includes both open market sales and shares sold or withheld to cover taxes. 3. Includes top 5 companies by market cap as of May 13, 2019 within each respective sector of the BBREMTG Index. Page 16 1. Total return shown since December 31, 2013. 2. Treynor Ratio defined as the annualized total shareholder return from December 31, 2013 through May 13, 2019 less the average yield on the 10-yr Treasury over the respective period divided by the beta over the respective period. 3. Represents the average of the Yield Sectors. Page 18 1. Represents the companies included in the Proxy Peer Group with such disclosure. 2. Leadership/executives as defined by each company per their respective public disclosure. 3. Employee constituency statistics as of December 31, 2018. 4. Represents companies that disclose gender or racial diversity. 5. Based on December 31, 2018 Annaly employee constituency (which excludes new hires since January 2018). 6. Represents allocations in socially responsible investments or products that make socially responsible investments available to clients (e.g., ESG focused funds or ETFs), based on a review of each company’s respective public disclosure. 7. Represents Annaly’s two joint venture partnerships with Capital Impact Partners. Page 19 1. “Survey: Half of business economists see recession by 2020”; M. Crutsinger; The Associated Press; February 25, 2019. 2. Compares Annaly’s aggregate daily total shareholder returns on days in which the Chicago Board Options Exchange Volatility Index (“VIX Index”) closes above 15 from December 31, 2013 to May 13, 2019 to the average of Yield Sectors during the same time period. 3. “Credit Risk Transfer and De Facto GSE Reform”; D. Finkelstein, A. Strzodka, and J. Vickery; Federal Reserve Bank of New York Staff Reports, no. 838; February 2018. For more information please refer to: https://www.annaly.com/investors/news/thought-leadership. 4. Includes Annaly’s $876mm acquisition of CreXus Investment Corp. (closed May 2013), $1,519mm acquisition of Hatteras Financial Corp. (closed July 2016) and $906mm acquisition of MTGE Investment Corp. (closed September 2018). Page 20 1. Data shown since December 31, 2013, which marks the beginning of Annaly’s diversification efforts, through May 13, 2019. 2. Represents Annaly's operating expense as a percentage of average equity compared to the BBREMTG Index as of December 31, 2018. Operating expense is defined as: (i) for internally- managed peers, the sum of compensation and benefits, G&A and other operating expenses, less any one-time or transaction related expenses and (ii) for externally-managed peers, the sum of net management fees, compensation and benefits (if any), general and administrative expenses (“G&A”) and other operating expenses, less any one-time or transaction related expenses. 3. Cumulative dividends represents common and preferred dividends. 4. Annaly beta relative to average Yield Sector beta as of May 13, 2019. 5. Survey results based on annual internal surveys conducted by Perceptyx from 2015 to 2018. 24 © Copyright 2019 Annaly Capital Management, Inc. All rights reserved.